Exhibit 99.2

Employers Holdings, Inc.
Fourth Quarter And Full Year 2017
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2017	2016	% change	2017	2016	% change
Selected financial highlights:
Gross insurance premiums written	$168.4	$155.7	8%	$729.7	$701.4	4%
Net insurance premiums written	167.0	154.2	8	723.7	694.6	4
Net insurance premiums earned	181.6	172.0	6	716.5	694.8	3
Net investment income	19.1	19.1	—	74.6	73.2	2
Underwriting income(1)	33.9	27.6	23	68.0	57.3	19
Net income before impact of the LPT(1)	28.2	32.6	(13)	89.6	90.1	(1)
Adjusted net income(1)	35.2	31.3	12	95.5	83.0	15
Net income	31.3	35.5	(12)	101.2	106.7	(5)
Comprehensive income	30.4	(7.6)	n/m	116.3	97.6	19
Total assets				3,840.1	3,773.4	2
Stockholders' equity				947.7	840.6	13
Stockholders' equity including the Deferred Gain(2)				1,111.3	1,015.5	9
Adjusted stockholders' equity(2)				1,003.9	941.0	7
Annualized adjusted return on stockholders' equity(3)	14.1%	13.5%	4%	9.8%	9.2%	7
Amounts per share:
Cash dividends declared per share	$0.15	$0.09	67%	$0.60	$0.36	67%
Earnings per diluted share(4)	0.94	1.08	(13)	3.06	3.24	(6)
Earnings per diluted share before impact of the LPT(4)	0.85	0.99	(14)	2.71	2.73	(1)
Adjusted earnings per diluted share(4)	1.06	0.95	12	2.89	2.52	15
Book value per share(2)				29.07	26.16	11
Book value per share including the Deferred Gain(2)				34.09	31.61	8
Adjusted book value per share(2)				30.80	29.29	5
Combined ratio before impact of the LPT:(5)
Loss and loss adjustment expense ratio:
Current year	58.5%	63.8%		62.4%	65.2%
Prior year	(9.9)	(9.8)		(2.6)	(2.7)
Loss and loss adjustment expense ratio	48.6%	54.0%		59.8%	62.5%
Commission expense ratio	13.6	11.6		12.8	12.0
Underwriting and other operating expense ratio	20.8	20.1		19.5	19.7
Combined ratio before impact of the LPT	83.0%	85.6%		92.1%	94.1%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2017	December 31, 2016
ASSETS
Investments, cash and cash equivalents	$2,752.0	$2,623.4
Accrued investment income	19.6	20.6
Premiums receivable, net	326.7	304.7
Reinsurance recoverable on paid and unpaid losses	544.2	588.7
Deferred policy acquisition costs	45.8	44.3
Deferred income taxes, net	28.7	59.4
Contingent commission receivable—LPT Agreement	31.4	31.1
Other assets	91.7	101.2
Total assets	$3,840.1	$3,773.4

LIABILITIES
Unpaid losses and LAE	$2,266.1	$2,301.0
Unearned premiums	318.3	310.3
Commissions and premium taxes payable	55.3	48.8
Deferred Gain	163.6	174.9
Notes payable	20.0	32.0
Other liabilities	69.1	65.8
Total liabilities	$2,892.4	$2,932.8

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$381.8	$372.6
Retained earnings	842.2	777.2
Accumulated other comprehensive income, net	107.4	74.5
Treasury stock, at cost	(383.7)	(383.7)
Total stockholders’ equity	947.7	840.6
Total liabilities and stockholders’ equity	$3,840.1	$3,773.4

Stockholders' equity including the Deferred Gain (1)	$1,111.3	$1,015.5
Adjusted stockholders' equity (1)	1,003.9	941.0
Book value per share (1)	$29.07	$26.16
Book value per share including the Deferred Gain (1)	34.09	31.61
Adjusted book value per share (1)	30.80	29.29

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

	Three Months Ended		Years Ended
	December 31,		December 31,
	2017	2016	2017	2016
Underwriting revenues:
Gross premiums written	$168.4	$155.7	$729.7	$701.4
Premiums ceded	(1.4)	(1.5)	(6.0)	(6.8)
Net premiums written	167.0	154.2	723.7	694.6
Net premiums earned	181.6	172.0	716.5	694.8
Underwriting expenses:
Losses and LAE incurred	(85.2)	(89.9)	(417.2)	(417.9)
Commission expense	(24.7)	(20.0)	(91.4)	(83.5)
Underwriting and other operating expenses	(37.8)	(34.5)	(139.9)	(136.1)
Underwriting income	33.9	27.6	68.0	57.3
Net investment income	19.1	19.1	74.6	73.2
Net realized gains on investments	—	2.1	7.4	11.2
Gain on redemption of notes payable	—	—	2.1	—
Other income	0.3	—	0.8	0.6
Interest expense	(0.3)	(0.4)	(1.4)	(1.6)
Other expenses	—	—	(7.5)	—
Income tax expense	(21.7)	(12.9)	(42.8)	(34.0)
Net income	31.3	35.5	101.2	106.7
Net unrealized (losses) gains on investments arising during the period, net of tax	(0.9)	(41.7)	19.9	(1.8)
Reclassification adjustment for net realized gains in net income, net of tax	—	(1.4)	(4.8)	(7.3)
Comprehensive income (loss)	$30.4	$(7.6)	$116.3	$97.6
Net income	$31.3	$35.5	$101.2	$106.7
Amortization of the Deferred Gain - losses	(2.3)	(2.4)	(9.3)	(9.7)
Amortization of the Deferred Gain - contingent commission	(0.5)	(0.5)	(2.0)	(2.0)
LPT reserve adjustment	—	—	—	(3.1)
LPT contingent commission adjustments	(0.3)	—	(0.3)	(1.8)
Net income before impact of the LPT Agreement (1)	$28.2	$32.6	$89.6	$90.1
Net realized gains on investments	—	(2.1)	(7.4)	(11.2)
Gain on redemption of notes payable	—	—	(2.1)	—
Write-off of previously capitalized costs	—	—	7.5	—
Amortization of intangibles	—	0.1	0.3	0.4
Income tax benefit related to items excluded from Net income	—	0.7	0.6	3.7
Net impact of tax reform	7.0	—	7.0	—
Adjusted net income (1)	$35.2	$31.3	$95.5	$83.0

(1) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions, except per share amount

		Three Months Ended		Years Ended
		December 31,		December 31,
		2017	2016	2017	2016

Net income	A	$31.3	$35.5	$101.2	$106.7
Impact of the LPT Agreement		(3.1)	(2.9)	(11.6)	(16.6)
Net realized gains on investments		—	(2.1)	(7.4)	(11.2)
Gain on redemption of notes payable		—	—	(2.1)	—
Write-off of previously capitalized costs		—	—	7.5	—
Amortization of intangibles		—	0.1	0.3	0.4
Income tax benefit related to items excluded from Net income		—	0.7	0.6	3.7
Net impact of tax reform		7.0	—	7.0	—
Adjusted net income(1)	B	$35.2	$31.3	$95.5	$83.0

Stockholders' equity - end of period		$947.7	$840.6	$947.7	$840.6

Stockholders' equity - beginning of period		917.1	850.1	840.6	760.8

Average stockholders' equity	C	$932.4	$845.4	$894.2	$800.7

Stockholders' equity - end of period		$947.7	$840.6	$947.7	$840.6
Deferred Gain - end of period		163.6	174.9	163.6	174.9
Accumulated other comprehensive income - end of period		(136.0)	(114.6)	(136.0)	(114.6)
Income tax related to accumulated other comprehensive income - end of period		28.6	40.1	28.6	40.1
Adjusted stockholders' equity - end of period		1,003.9	941.0	1,003.9	941.0
Adjusted stockholders' equity - beginning of period		992.9	910.3	941.0	866.7
Average adjusted stockholders' equity(1)	D	$998.4	$925.7	$972.5	$903.9

Return on stockholders' equity	A / C	3.4%	4.2%	11.3%	13.3%
Annualized return on stockholders' equity		13.4%	16.8%

Adjusted return on stockholders' equity(1)	B / D	3.5%	3.4%	9.8%	9.2%
Annualized adjusted return on stockholders' equity(1)		14.1%	13.5%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2017	2016	2017	2016
Net premiums earned	A	$181.6	$172.0	$716.5	$694.8
Losses and LAE incurred	B	85.2	89.9	417.2	417.9
Amortization of the Deferred Gain - losses		2.3	2.4	9.3	9.7
Amortization of the Deferred Gain - contingent commission		0.5	0.5	2.0	2.0
LPT reserve adjustment		—	—	—	3.1
LPT contingent commission adjustments		0.3	—	0.3	1.8
Losses and LAE before impact of the LPT (1)	C	$88.3	$92.8	$428.8	$434.5
Prior year loss reserve development		(18.0)	(16.9)	(18.5)	(18.4)
Losses and LAE before impact of the LPT - current accident year	D	$106.3	$109.7	$447.3	$452.9
Commission expense	E	$24.7	$20.0	$91.4	$83.5
Underwriting and other operating expenses	F	37.8	34.5	139.9	136.1
Combined ratio:
Loss and LAE ratio	B/A	46.9%	52.3%	58.2%	60.1%
Commission expense ratio	E/A	13.6	11.6	12.8	12.0
Underwriting and other operating expense ratio	F/A	20.8	20.1	19.5	19.7
Combined ratio		81.3%	84.0%	90.5%	91.8%
Combined ratio before impact of the LPT: (1)
Loss and LAE ratio before impact of the LPT	C/A	48.6%	54.0%	59.8%	62.5%
Commission expense ratio	E/A	13.6	11.6	12.8	12.0
Underwriting and other operating expense ratio	F/A	20.8	20.1	19.5	19.7
Combined ratio before impact of the LPT		83.0%	85.6%	92.1%	94.1%
Combined ratio before impact of the LPT: current accident year: (1)
Loss and LAE ratio before impact of the LPT	D/A	58.5%	63.8%	62.4%	65.2%
Commission expense ratio	E/A	13.6	11.6	12.8	12.0
Underwriting and other operating expense ratio	F/A	20.8	20.1	19.5	19.7
Combined ratio before impact of the LPT: current accident year		93.0%	95.5%	94.7%	96.8%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2017	2016	2017	2016

Unpaid losses and LAE at beginning of period	$2,298.9	$2,330.0	$2,301.0	$2,347.5
Reinsurance recoverable on unpaid losses and LAE	553.1	591.5	580.0	628.2
Net unpaid losses and LAE at beginning of period	1,745.8	1,738.5	1,721.0	1,719.3
Losses and LAE incurred:
Current year losses	106.3	109.8	447.3	452.9
Prior year losses on voluntary business	(17.4)	(17.0)	(17.4)	(17.0)
Prior year losses on involuntary business	(0.6)	0.1	(1.1)	(1.4)
Total losses incurred	88.3	92.9	428.8	434.5
Losses and LAE paid:
Current year losses	31.7	35.9	76.9	78.7
Prior year losses	73.3	74.5	343.8	354.1
Total paid losses	105.0	110.4	420.7	432.8
Net unpaid losses and LAE at end of period	1,729.1	1,721.0	1,729.1	1,721.0
Reinsurance recoverable on unpaid losses and LAE	537.0	580.0	537.0	580.0
Unpaid losses and LAE at end of period	$2,266.1	$2,301.0	$2,266.1	$2,301.0

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2017				December 31, 2016
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain	Fair Value	%	Fair Value	%
Fixed maturities	$2,421.0	$42.4	$2,463.4	90%	$2,344.4	89%
Equity securities	116.7	93.6	210.3	8	192.2	7
Short-term investments	4.0	—	4.0	—	16.0	1
Cash and cash equivalents	73.3	—	73.3	3	67.2	3
Restricted cash and cash equivalents	1.0	—	1.0	—	3.6	—
Total investments and cash	$2,616.0	$136.0	$2,752.0	100%	$2,623.4	100%

Breakout of Fixed Maturities:
U.S. Treasuries and Agencies	$147.1	$1.7	$148.8	6%	$140.2	6%
States and Municipalities	617.0	25.5	642.5	26	851.6	36
Corporate Securities	1,103.4	14.6	1,118.0	45	956.7	41
Mortgage-Backed Securities	494.8	0.5	495.3	20	353.5	15
Asset-Backed Securities	58.7	0.1	58.8	2	42.4	2
Total fixed maturities	$2,421.0	$42.4	$2,463.4	100%	$2,344.4	100%

Weighted average book yield	3.1%	3.1%
Weighted average tax equivalent yield	3.5%	3.6%
Average credit quality (S&P)	AA-	AA-
Duration	4.2	4.3

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2017	December 31, 2016
Numerators:
Stockholders' equity	A	$947.7	$840.6
Plus: Deferred Gain		163.6	174.9
Stockholders' equity including the Deferred Gain(1)	B	1,111.3	1,015.5
Accumulated other comprehensive income		(136.0)	(114.6)
Income tax benefit related to accumulated other comprehensive income		28.6	40.1
Adjusted stockholders' equity(1)	C	$1,003.9	$941.0

Denominator (shares outstanding)	D	32,597,819	32,128,922

Book value per share(1)	A / D	$29.07	$26.16
Book value per share including the Deferred Gain(1)	B / D	34.09	31.61
Adjusted book value per share(1)	C / D	30.80	29.29

Cash dividends declared per share		$0.60	$0.36

YTD Change in:(2)
Book value per share		13.4%	12.3%
Book value per share including the Deferred Gain		9.7	8.4
Adjusted book value per share		7.2	10.2

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2017	2016	2017	2016
Numerators:
Net income	A	$31.3	$35.5	$101.2	$106.7
Impact of the LPT Agreement		(3.1)	(2.9)	(11.6)	(16.6)
Net income before impact of the LPT (1)	B	$28.2	$32.6	$89.6	$90.1
Net realized gains on investments		—	(2.1)	(7.4)	(11.2)
Gain on redemption of notes payable		—	—	(2.1)	—
Write-off of previously capitalized costs		—	—	7.5	—
Amortization of intangibles		—	0.1	0.3	0.4
Income tax benefit related to items excluded from Net income		—	0.7	0.6	3.7
Net impact of tax reform		7.0	—	7.0	—
Adjusted net income (1)	C	$35.2	$31.3	$95.5	$83.0

Denominators:
Average common shares outstanding (basic)	D	32,641,438	32,247,251	32,501,576	32,434,580
Average common shares outstanding (diluted)	E	33,219,850	32,861,090	33,060,760	32,976,835

Earnings per share:
Basic	A / D	$0.96	$1.10	$3.11	$3.29
Diluted	A / E	0.94	1.08	3.06	3.24

Earnings per share before impact of the LPT:(1)
Basic	B / D	$0.86	$1.01	$2.76	$2.78
Diluted	B / E	0.85	0.99	2.71	2.73

Adjusted earnings per share:(1)
Basic	C / D	$1.08	$0.97	$2.94	$2.56
Diluted	C / E	1.06	0.95	2.89	2.52

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Glossary of Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 4 for calculations) is net income excluding the effects of the LPT Agreement, net realized gains (losses) on investments (net of tax), net impact of tax reform, gain on redemption of notes payable (net of tax), and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends. The Company previously referred to Adjusted net income as Operating income.
Stockholders' equity including the Deferred Gain is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's operating return on equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Adjusted return on stockholders' equity as Operating return on adjusted stockholders' equity.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Book value per share as GAAP book value per share, and Book value per share including Deferred Gain as Book value per share.
Net income, Combined ratio, and Combined ratio before impact of the LPT (see Pages 3 and 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.